UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2022

DZS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Tennyson Parkway, Suite 400

Plano, TX 75024

(Address of Principal Executive Offices, including Zip Code)

(469) 327-1531

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On November 16, 2022, DZS Inc. (the “Company”) issued a press release announcing the pricing of the offering of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On November 16, 2022, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with DASAN Networks, Inc. (the “Selling Stockholder”), and Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to (a) the issuance and sale by the Company to the Underwriters of 2,507,750 shares of Common Stock (the “Primary Firm Shares”), (b) the offer and sale by the Selling Stockholder to the Underwriters of 869,565 shares of Common Stock (the “Secondary Firm Shares”), (c) the issuance and sale by the Company to the Underwriters of up to an additional 376,162 shares of Common Stock (the “Primary Option Shares” and, together with the Primary Firm Shares, the “Primary Shares”), pursuant to a 30-day option granted by the Company to the Underwriters under the terms of the Underwriting Agreement, and (d) the sale by the Selling Stockholder to the Underwriters of up to an additional 130,435 shares of Common Stock (the “Secondary Option Shares” and, together with the Secondary Firm Shares, the “Secondary Shares” and, together with the Primary Shares, the “Shares”), pursuant to a 30-day option granted by the Selling Stockholder to the Underwriters under the terms of the Underwriting Agreement.

The price to the public in this offering is $11.50 per share. The Underwriters have agreed to purchase the Shares from the Company and the Selling Stockholder pursuant to the Underwriting Agreement at a price of $10.81 per share.

The offering is expected to close on or about November 21, 2022, subject to customary closing conditions. The net proceeds to the Company from the offering are expected to be approximately $26.7 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. This amount assumes no exercise of the Underwriters’ option to purchase the Primary Option Shares. The Company will not receive any of the proceeds from the sale of the Secondary Shares by the Selling Stockholder.

The Company intends to use the net proceeds from the offering for general corporate purposes, which may include research and development, sales and marketing initiatives and the funding of working capital.

The offering is being made pursuant to a shelf registration statement on Form S-3 (Registration Statement No. 333-262634) filed by the Company with the Securities and Exchange Commission (the “SEC”) that was declared effective on May 11, 2022, a preliminary prospectus supplement, a final prospectus supplement and the accompanying prospectus, each filed with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholder, customary conditions to closing, indemnification and contribution obligations of the Company, the Selling Stockholder and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated by reference herein. A copy of the opinion of Baker Botts L.L.P. relating to the legality of the issuance and sale of Common Stock in the offering is attached as Exhibit 5.1 to this report.

Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated consummation of the offering, the intended use of offering proceeds and other aspects of the offering. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, additional or unforeseen effects from the COVID-19 pandemic and the global economic climate may give rise to or amplify many of these risks.

Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated November 16, 2022, by and among DZS Inc., DASAN Networks, Inc., and Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

99.1	Press Release, dated November 16, 2022, announcing the pricing of the offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DZS Inc.

Date: November 17, 2022

	By:	/s/ Misty Kawecki
Misty Kawecki Chief Financial Officer